UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Odysight.ai Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Odysight.ai Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

December 2, 2025

10:00 a.m. (EDT) / 5:00 PM (IDT)

ODYSIGHT.AI INC.

12 Abba Hillel SilveR ROAD

Sasson Hugi Tower

Ramat Gan 5250606, Israel

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October , 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Odysight.ai Inc. at 10:00 a.m. EDT / 5:00 p.m. IDT, on Tuesday, December 2, 2025, at the offices of Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606. Please note that in order to gain admission to the site of the Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Ms. Tanya Yosef by email at Info@odysight.ai or phone at +972-73-370-4690 if you plan to attend the meeting prior to 5:00 p.m. IDT on December 1, 2025, so that we can timely provide your name to building security.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/

Prof. Benad Goldwasser
Chairman

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ODYSIGHT.AI INC.

Industrial Park

P.O. Box 3030

Omer, Israel 8496500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD Tuesday, DECEMBER 2, 2025

The Annual Meeting of Stockholders (the “Annual Meeting”) of Odysight.ai Inc., a Nevada corporation (the “Company”), will be held at 10:00 a.m. EDT/ 5:00 p.m. IDT on Tuesday, December 2, 2025, at the offices of Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606. The Annual Meeting will be held for the following purposes:

●	To elect Carlo Papa, Nir Nimrodi and Zeev Vurembrand as Class I directors, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his election and his successor is duly elected and qualified;

●	To approve, on an advisory basis, the compensation paid to our named executive officers;

●	To approve, on an advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers;

●	To approve an amendment to the 2024 Share Incentive Plan to increase the reservation of common stock for issuance thereunder to 1,888,263 shares from 1,111,263 shares;

●	To ratify the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on October 9, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during regular business hours for a period of at least ten days prior to the Annual Meeting for any purpose germane to the meeting. The Annual Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Annual Meeting.

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Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Ms. Tanya Yosef by email at Info@osysight.ai or phone at +972-73-370-4690 if you plan to attend the meeting prior to 5:00 p.m. IDT on December 1, 2025, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 9:00 a.m. EDT / 4:00 p.m. IDT in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://odysight.ai and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/

Prof. Benad Goldwasser
Chairman

Omer, Israel

October  , 2025

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ODYSIGHT.AI INC.

Industrial Park

P.O. Box 3030

Omer, Israel 8496500

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Odysight.ai Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, December 2, 2025 (the “Annual Meeting”), at 10:00 a.m. EDT / 5:00 p.m. IDT at the offices of Odysight.ai Inc., 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606, and at any continuation, postponement or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, par value $0.001 per share, as of the close of business on October 9, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of October , 2025 there were shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (“SEC”) on March 26, 2025 (the “2024 Annual Report”) will be released on or about October 20, 2025 to our stockholders on the Record Date.

In this proxy statement, “Odysight.ai”, “Company”, “we”, “us”, and “our” refer to Odysight.ai Inc. and, where appropriate, its consolidated subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON TUESDAY, DECEMBER 2, 2025

This Proxy Statement and our 2024 Annual Report to Stockholders are available at

http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

●	To elect Carlo Papa, Nir Nimrodi and Zeev Vurembrand as Class I directors, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his election and his successor is duly elected and qualified (the “Director Election Proposal”);

●	To approve, on an advisory basis, the compensation paid to our named executive officers (the “Executive Compensation Proposal”);

●	To approve, on an advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers (the “Frequency of Executive Compensation Proposal”);

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●	To approve an amendment to the 2024 Share Incentive Plan (the “2024 Plan”) to increase the reservation of common stock for issuance thereunder to 1,888,263 shares from 1,111,263 shares (the “2024 Plan Increase Proposal”);

●	To ratify the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Reappointment Proposal”); and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR each of the directors in the Director Election Proposal;

●	FOR the Executive Compensation Proposal;

●	FOR 3 YEARS in the Frequency of Executive Compensation Proposal;

●	FOR the 2024 Plan Increase Proposal; and

●	FOR the Auditor Reappointment Proposal.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Odysight.ai’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Odysight.ai is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about October 20, 2025, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them.

Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

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Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2025 Annual MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is October 9, 2025. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on October , 2025, there were shares of common stock outstanding.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person at the Annual Meeting or by proxy, of the holders of not less than 33 1/3 percent of the voting power of all classes and series of stock entitled to vote at the meeting will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting in person only if you are an Odysight.ai stockholder of record who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, you must contact Ms. Tanya Yosef by email at Info@odysight.ai or phone at +972-73-370-4690 no later than 5:00 p.m. IDT on December 1, 2025 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

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What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting are authorized by our Amended and Restated Bylaws (our “Bylaws”) to adjourn the meeting from time to time to reconvene at the same or some other place.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	by Internet - You can vote over the Internet by going to www.proxyvote.com and following the instructions;

●	by Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions; or

●	by Mail - If you received a proxy card, you can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on December 1, 2025. To vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice or on your proxy card.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares in person.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a “legal proxy” and bring it to the Annual Meeting.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Odysight.ai prior to or at the Annual Meeting; or

●	by voting in person at the Annual Meeting.

Your most recent proxy card or proxy submitted by Internet or telephone is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a “legal proxy” and bringing it to the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who will count the votes?

        , our inspector of election appointed for the Annual Meeting, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 8 of this proxy statement, as well as with the description of each proposal in this proxy statement.

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Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer (Q&A) session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders admitted to the Annual Meeting by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Approval of the Director Election Proposal.	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Approval of the Executive Compensation Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.

Proposal 3: Approval of the Frequency of Executive Compensation Proposal.	We will consider the frequency option (one year, two years or three years) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders.	Abstentions and broker-non votes will have no effect.

Proposal 4: Approval of the 2024 Plan Increase Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker-non votes will have no effect.
Proposal 5: Approval of the Auditor Reappointment Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker-non votes will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding Proposal 2 through Proposal 5, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the outcome of voting on Proposal 2 through Proposal 5.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the Auditor Reappointment Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of the Director Election Proposal, Executive Compensation Proposal, Frequency of Executive Compensation Proposal and the 2024 Plan Increase Proposal. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three (3) Class I Directors are to be elected, each with a term of office to expire at the third succeeding annual meeting of the stockholders after his election and his successor is duly elected and qualified.

We currently have eight (8) directors on our Board. The Board has nominated Carlo Papa, Nir Nimrodi and Zeev Vurembrand for election as Class I Directors at the Annual Meeting.

As set forth in our Certificate of Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Carlo Papa, Nir Nimrodi and Zeev Vurembrand; the current Class II Directors are Jackson Schneider, Ronit Rubin and Inbal Kreiss; and the current Class III Directors are Prof. Benad Goldwasser and Moshe (Mori) Arkin.

Our Articles of Incorporation and Bylaws provide that the authorized number of directors may be changed from time to time by the Board, with such number as provided by our Bylaws being not less than three (3) nor more than ten (10). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. The Board has no reason to believe that Carlo Papa, Nir Nimrodi and Zeev Vurembrand will be unable to serve if elected. Each of Carlo Papa, Nir Nimrodi and Zeev Vurembrand has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of each director requires the approval of a plurality of the votes cast for each director. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below

Class I Director nominees.

Nominees For Class I Directors (terms to expire at the 2028 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Odysight.ai
Carlo Papa	54	2024	Director
Nir Nimrodi	56	2023	Director
Zeev Vurembrand	74	2021	Director

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The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:

Dr. Carlo Papa has served on our board of directors since September 2024 and as Chairman of Odysight.ai EU since January 2025. Dr. Papa has served as Chief Economics Advisor at Berkeley Research Group since January 2025, Senior Fellow at the Columbia Center on Sustainable Investment at Columbia University since August 2024 and as a member of the Impact Advisory Board of SACE, Italy’s export credit agency, since June 2023. From April 2015 to June 2024, Dr. Papa served as Managing Director of the Enel Foundation, an Italian think-tank, and as Global Head of Relationships with academic and research institutions for Enel Group. Dr. Papa previously served as Chief Innovation Officer at Enel Green Power and has held several positions with the Enel Group, including Chief of Staff of the Chairman’s Office, Head of Business Development for Russia and Ukraine (Power Generation Division) and co-founder of and Investment Manager for Enel Capital Corporate Venture Fund. Dr. Papa currently serves on the board, advisory board or executive committee of Italy’s National PhD in Sustainable Development and Climate Change, the UN’s Council Engineers for Energy Transition and Harambee Africa. Dr. Papa received a BSc in Economics - MSc in Management and Finance from Palermo University in Italy, an EMBA Trium Global Executive from London School of Economics, Stern NYU, HEC Paris and a PhD in Management Engineering from Tor Vergata University in Rome.

Nir Nimrodi has served on our board of directors since August 2023. Mr. Nimrodi has over 25 years’ experience working in start-ups and large global businesses in the life sciences, pharmaceutical, and biotechnology industries. From May 2019 to November 2024, Mr. Nimrodi was the chairman and chief executive officer of Accellix Inc., a life sciences company. From 2014 to April 2019, Mr. Nimrodi was the chief business officer of Intrexon (currently Precigen, Inc.). Prior to this, he held several executive roles at Life Technologies Inc. (now part of Thermo Fisher), and was chief executive officer at Proneuron Biotechnologies Inc. and Mindsense Biosystems Ltd. In addition, Mr. Nimrodi currently serves as chairman of the board of Evogene Ltd. (NASDAQ: EVGN) and a member of the board of the private companies MNDL Bio and Scopio Labs. From July 2022 to December 2024, Mr. Nimrodi served as a member of the board of Genesee Scientific. Mr. Nimrodi holds a B.A. in Economics and an MBA from Tel-Aviv University.

Zeev Vurembrand has served on our board of directors since May 2021. Mr. Vurembrand is currently the Chief Executive Officer and Owner of Vurembrand Management & Innovation Ltd., a position he has held since March 2019, and has been a member of the board of Bezeq the Israeli Telecommunication Corp. Ltd. (TASE: BEZQ) since 2017 and director of Isras Investment Company Ltd. (TASE:ISRAS) since January 2025. Mr. Vurembrand also served as chairman of the board of Lageen Ltd. from 2019 until December 2023. From 2013 until 2019, Mr. Vurembrand was the Chief Executive Officer of Kupat Holim Meuhedet, Israel’s third largest health care organization. From 2008 until 2013, he was the Chief Executive Officer of Alon Holding Blue Square – Israel Ltd., and prior to that, from 2007 until 2008, he was the Chief Executive Officer of Phoenix Investments and Finance Ltd. Earlier in his career, from 2002 until 2007, Mr. Vurembrand was the Chief Executive Officer of Clalit Health Services Group, Israel’s largest health care organization. Mr. Vurembrand has served on numerous boards of directors, including Africa Israel Residences LTD. (TASE: AFRE) from 2014 until 2016, Discount Bank (TASE:DSCT) 2006 until 2007, U-Bank from 2005 until 2006, Blue Square Israel (TASE: BSI) from 2001 until 2006, and Dikla Medical Insurance Ltd. from 1995 until 2002. Mr. Vurembrand has also served on the board of trustees of Bar Ilan University since 2019. Mr. Vurembrand holds a B.Sc degree in industrial engineering and management from the Technion, Israeli Institute of Technology.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2026 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Odysight.ai
Jackson Schneider	61	2023	Director
Ronit Rubin	61	2023	Director
Inbal Kreiss	59	2021	Director

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The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Jackson Schneider has served on our board of directors since December 2023. Mr. Schneider is currently an Adjunct Professor Senior at Columbia University in New York. From January 2014 to November 2022, Mr. Schneider served as President and CEO of Embraer Defense & Security, a leading Latin American aerospace and defense company and, from August 2020 to August 2022, he served as a visiting senior research fellow (non-resident) in the Department of War Studies at King’s College in London. Before this, Mr. Schneider served in other capacities for Embraer and in a series of senior management positions for Mercedes-Benz Do Brasil LTDA, Daimler-Chrysler (Mercedes-Benz), and Unilever do Brasil. Mr. Schneider also served on the board of directors of Tempest S.A., Visiona Tecnologia Aerospacial S.A., and OGMA, the Portugal Aerospace Industry, each affiliated with Embraer, until April 2023. He currently serves on the advisory board or board of directors of Sonda Tecnologias (Brazil), Abra Aviation Group (London), CBMM (Brazil) and Mercedes-Benz Do Brasil. In addition, Mr. Schneider has served in leadership roles in various industry associations and is currently the President of the Superior Council for Trade and Commerce in the Federation of Industries of the State of Sao Paulo. He holds a law degree from 1982 to 1986 from UFRGS/UNB and an MBA from the Business School Sao Paulo in Brazil in partnership with the Rotman School in Toronto, Canada.

Ronit Rubin has served on our board of directors since December 2023. Ms. Rubin is currently EMEA President for AllCloud, a professional services company providing organizations with the tools for cloud enablement and transformation, a position she has held since 2016. Prior to this, Ms. Rubin served as VP, Business Division and VP, Information Technology at Partner Communications Ltd. and as VP, Information Technology at Cal-Israel Credit Cards Ltd. From 1984-2006, Ms. Rubin served in various roles for the navy of the Israeli Defense Forces, including as Commander, Computers Unit and Head of Information Systems Department. She currently serves as a board member of CardCom Technology. Ms. Rubin holds a BA in Economics & Logistics from Bar-Ilan University in Ramat Gan, Israel, and an MA in Business Management from Ben-Gurion University of the Negev in Be’er Sheva, Israel.

Inbal Kreiss has served on our board of directors since April 2021. Ms. Kreiss is currently the Chief of Innovation at the Systems, Missiles and Space Division of the IAI, a position she has held since April 2020, and Chairwoman of RAKIA, Scientific and Technological Mission to the International Space Station, a position she has held since April 2021. Since 2013, Ms. Kreiss has served as Deputy Director of the Space Division at IAI, leading the development, construction, launch and operation of observation and communication satellites. Since January 2025, Ms. Kreiss is also serving as a member of the board of Phoenix Financial Ltd (TASE:PHOE). Prior to that, Ms. Kreiss held various leadership positions within IAI, including chief engineer of Israel’s Arrow 2 anti-ballistic missile defense system from 2000 to 2006, and project manager of the Arrow 3 exo-atmospheric interceptor from 2007 to 2013. Ms. Kreiss holds a B.Sc degree in chemical engineering from the Technion, Israeli Institute of Technology, an Executive Masters in Business Administration degree from Tel Aviv University, and completed a visiting research fellowship at the Aeronautics & Astronautics Department of the Massachusetts Institute of Technology.

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Class III Directors (terms to expire at the 2027 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Odysight.ai
Prof. Benad Goldwasser	74	2019	Chairman of the Board
Moshe (Mori) Arkin	72	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Prof. Benad Goldwasser has served as chairman of our board of directors since December 2019, and has served as chairman of Odysight.ai Ltd.’s board of directors since its inception. Prof. Goldwasser is a serial entrepreneur and retired urology medical doctor. In 2016, Prof. Goldwasser helped launch a venture capital fund together with SAIL, a Shanghai Government investment company. Prof. Goldwasser has served as a member of the board of directors of Innoventric Ltd. since 2017. From January 2021 to January 2025, Prof. Goldwasser served as Chairman of the Board of Directors of Inspira Technologies Ltd (Nasdaq: IINN). From 2013-2016 Prof. Goldwasser served as an external director of BioCanCell Ltd. (TASE: BICL). Prof. Goldwasser was the co-founder of Vidamed Inc., Medinol Ltd., Rita Medical Inc., Optonol Ltd. and GI View Ltd. Prof. Goldwasser served as managing director of Biomedical Investments Ltd., an Israeli Venture Capital firm. During his medical career, he served as Chairman of Urology at the Chaim Sheba Medical Center and Professor of Surgery at Tel-Aviv University. Prof. Goldwasser holds MD and MBA degrees from Tel-Aviv University.

Moshe (Mori) Arkin has served on our board of directors since February 2021. Mr. Arkin is a leading life science and pharmaceutical entrepreneur and serves as the chairman of Arkin Capital, which he founded in 2009. Mr. Arkin has served as chairman of the board of directors of Sol Gel Technologies Ltd. (NASDAQ: SLGL) since 2014 and has served as its interim Chief Executive Officer since January 1, 2025. Mr. Arkin also sits on the board of directors of several private pharmaceutical and medical device companies, including Digma Medical, a company developing systems to treat insulin resistance present in type 2 diabetes and other metabolic syndrome diseases. From 2005 to 2008, Mr. Arkin served as the head of generics at Perrigo Company, and from 2005 until 2011, as a member of its board of directors. Prior to joining Sol Gel Technologies Ltd., Mr. Arkin served as a director of cCAM Biotherapeutics Ltd., a company focused on the discovery and development of novel immunotherapies to treat cancer from 2012 until its acquisition in 2015 by Merck & Co., Inc. Mr. Arkin served as chairman of Agis Industries Ltd. from 1972 until its acquisition by Perrigo Company in 2005. Mr. Arkin holds a B.A. degree in psychology from the Tel Aviv University, Israel.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

Pursuant to Schedule 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our “named executive officers” as disclosed in accordance with the SEC’s rules. This proposal, the “Executive Compensation Proposal”, gives our stockholders the opportunity to weigh in on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. The Board of Directors recommends that stockholders approve an advisory resolution in favor of the Executive Compensation Proposal. The next advisory vote on the compensation of our named executive officers will occur in either one year, two years or three years, depending on how stockholders vote on Proposal 3 at the Annual Meeting. The vote is advisory, and therefore not binding on the Company, the compensation committee or the Board of Directors. The voting outcome will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board of Directors and the compensation committee value the opinions of our stockholders and to the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

Details of the Executive Compensation Proposal

For further details on Executive Compensation, please refer to the section “Executive Compensation” provided later in this proxy statement.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. This is a non-binding advisory vote; however, our compensation committee will consider the outcome of the vote when considering the compensation awarded to our named executive officers.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of the executive officers named herein.

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PROPOSAL 3: DETERMINE FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

Pursuant to Schedule 14A of the Securities Exchange Act, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our “named executive officers”. You may elect to have the vote held every year, every two years, or every three years, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. We believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

Vote Required

We will consider the frequency option (one year, two years or three years) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. If a majority of the votes cast do not favor one of the three frequencies, the frequency that receives the most votes will be considered to be the frequency favored by stockholders. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. This is a non-binding advisory vote; however, our compensation committee will consider the outcome of the vote when considering the frequency of a stockholder advisory vote regarding the compensation awarded to our named executive officers.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote for 3 YEARS regarding the frequency of future advisory votes on executive compensation.

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PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE 2024 SHARE INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 1,888,263 SHARES FROM 1,111,263 SHARES

Overview

Our 2024 Share Incentive Plan was approved by our board of directors on June 13, 2024. Following adoption of the 2024 Plan, we ceased making awards under our 2020 Share Incentive Plan (the “2020 Plan”).

As of September 28, 2025, the number of shares of common stock currently reserved for issuance under the 2024 Plan is 1,111,263, of which an aggregate of 1,020,500 shares have been granted under the 2024 Plan and 90,763 are currently unissued and available for future issuance under such plan. On September 17, 2025, our compensation committee recommended to the board of directors to increase the number of shares available for issuance under the 2024 Plan by 777,000 shares to 1,888,263 shares from the current 1,111,263 shares, subject to stockholder approval of the amendment to the 2024 Plan.

In addition to the above, shares of common stock that were subject to awards granted under either the 2020 Plan or the 2024 Plan that have expired or were cancelled or become un-exercisable for any reason without having been exercised in full shall become available for future grant under the 2024 Plan.

Our board of directors deems it advisable and in the best interest of the Company to increase the number of shares available for issuance under the 2024 Plan by 777,000 shares to 1,888,263 shares from 1,111,263 shares to attract and retain key personnel and to provide a means for directors, officers, managers and employees to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

A copy of the proposed amendment is attached hereto as Appendix A.

Reasons for the Proposed Plan Amendment

We believe that operation of the 2024 Plan is a necessary and powerful tool in attracting and retaining the services of key employees, key contractors and outside directors in a competitive labor market, which is essential to our long-term growth and success. In order to pursue our growth plans, including in the U.S. and Europe, we need to ensure that we can continue to provide appropriate incentives to our current and future employees, contractors and outside directors. We have strived to use our 2024 Plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2024 Plan to meet our projected needs which will impair our ability to both attract and retain key persons going forward.

Accordingly, it is the judgment of our board of directors that increasing the number of shares of common stock available for issuance under the 2024 Plan is in the best interest of the Company and its stockholders.

Description of Our 2024 Plan

For further details on the 2024 Plan, please refer to the summary under “2024 Share Incentive Plan” in the “Executive Compensation” section provided later in this proxy statement.

Interest of Directors and Executive Officers.

All members of our board of directors and all of our executive officers are eligible for awards under the 2024 Plan and, thus, have a personal interest in the approval of the proposal to increase the number of shares available for issuance under the 2024 Plan.

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New Plan Benefits

With respect to the increased number of shares reserved under the 2024 Plan, we cannot currently determine the benefits or number of shares that will be subject to awards that may be granted in the future to eligible participants under the 2024 Plan, which will depend on a number of factors including Company performance and the need to further incentivize employee performance. The grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans and individual compensation arrangements as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	704,500	4.80	379,984
Equity compensation plans not approved by security holders	2,538,153	3.48	-
Total	3,242,653	3.77	379,984

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the amendment to the 2024 Plan to increase the reservation of common stock for issuance thereunder to 1,888,263 shares from 1,111,263 shares.

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Brightman Almagor Zohar & Co., a firm in the Deloitte global network (“Deloitte”), as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte also served as our independent registered public accounting firm for the fiscal year ended December 31, 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte is not expected to attend the Annual Meeting and is not expected to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte is not ratified by the stockholders, the audit committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Deloitte is ratified, the audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

The following table summarizes the fees of Deloitte, our independent registered public accounting firm, billed to us for their professional services for each of the last two fiscal years:

Services	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees (1)	$145,000	$110,000
Tax Fees (2)	15,000	-
Total Fees	$160,000	$110,000

(1)	Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2)	Tax fees consist of services related to representing us before the ITA in a VAT assessment.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee maintains a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent registered public accounting firm (the independent auditors) in order to ensure that the provision of such services does not impair the auditor’s independence. Under this policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter, along with a specified list of audit-related and tax services. If any service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Our Audit Committee has authorized all auditing and non-auditing services provided by Deloitte during the fiscal year ended December 31, 2024 and the fees paid for such services.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Odysight.ai Inc. (the “Company”) for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2024 Annual Report.

Zeev Vurembrand (Chairman)

Ronit Rubin

Inbal Kreiss

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Yehu Ofer (1)	60	Chief Executive Officer
Einav Brenner (2)	44	Chief Financial Officer
Jacob Avinu (3)	42	Senior VP – Head of U.S. Business Unit

(1)	Yehu Ofer has served as our Chief Executive Officer since October 2022. Mr. Ofer served as a colonel (now retired) in the Israeli Air Force, or the IAF, commanding two operational squadrons before commanding “Wing 15”, the optic and electronic intelligence wing of the IAF. In his last position, Mr. Ofer served as Israel Defense Attaché to Italy, Greece, Serbia, and Croatia, where he oversaw the largest ever government-to-government transaction between Israel and Italy. Upon his retirement from the Israel Defense Forces in 2013, Mr. Ofer joined Elbit Systems Ltd. in its electro-optics unit as a technology development and program manager in airborne optic and laser solutions. Mr. Ofer also managed Elbit System’s aerospace division as VP of large-scale development programs and VP of the Brazil business unit. Before leaving Elbit Systems, in October 2022, to become our CEO, Mr. Ofer served as VP of Global Business Development, Marketing and Sales for Elbit Systems, a position he held since 2020. Mr. Ofer holds an MBA degree from the University of Haifa, a Bachelor of Economics and Logistics degree (cum laude) from Bar Ilan University in Tel Aviv, and a degree from the National Security College in Tel Aviv. Mr. Ofer has served as a member of the board of directors of Aerospace Industrial Scan Ltd. since August 2024, Robotican Ltd since September 2024 and of the International Board of the Weizmann Institute since November 2023.

(2)	Einav Brenner has served as our Chief Financial Officer since May 2024. From May 2022 until becoming our CFO, Ms. Brenner served as the VP Finance of Solato Ltd. In this capacity, Ms. Brenner supported the establishment of global company activities, including strategic decision making and significant commercial agreements, building financial and operational teams and infrastructure, and handling fund raising and investor relations. From July 2017 to May 2022, Ms. Brenner served as Executive Director of Finance at RedHill Biopharma Ltd. (NASDAQ: RDHL), where she facilitated fund raising activities, managed complex transactions and legal aspects, and was responsible for SEC filings and financial reporting. Prior to this, Ms. Brenner served in various financial positions at Vizrt Inc., Viola Ventures and PricewaterhouseCoopers. Ms. Brenner is a CPA (Israel), holds a Bachelor of Accounting, Economics and Business Administration, and an MBA in Financial Management, both from Tel Aviv University.

(3)	Jacob Avinu has served as our Senior VP – Head of U.S. Business Unit since August 1, 2025 and, before that, as our Senior VP of Product Portfolio since November 2022. Mr. Avinu has over 15 years of experience in development, operations, and leadership in a variety of industries, including aviation and aerospace. He joined Odysight.ai from Elbit Systems, where since 2018 he led the advanced capabilities R&D group in helmet-mounted displays and sensors, a key segment within the company’s aerospace division. Before joining Elbit Systems, Mr. Avinu served for six years in the IAF as a computer vision system engineer and commander of the electronic systems development group. Mr. Avinu holds a Master of Science degree from Ben-Gurion University of the Negev in Beer-Sheva, Israel with a focus on electro-optical engineering, and a Bachelor of Science degree in electrical engineering from Ort Braude College of Engineering in Karmiel Israel. Mr. Avinu also studied practical engineering and electronics at the Israeli Air Force Academy.

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CORPORATE GOVERNANCE

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee (the “Nominating Committee”), Audit Committee and Compensation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors” page of our website located at www.odysight.ai, or by writing to our Secretary at our offices at Suite 7A, Industrial Park, P.O. Box 3030, Omer, Israel 8496500.

Board Composition

Our Board of Directors currently consists of eight (8) members: Carlo Papa, Nir Nimrodi, Zeev Vurembrand, Jackson Schneider, Ronit Rubin, Inbal Kreiss, Prof. Benad Goldwasser and Moshe (Mori) Arkin. As set forth in our Articles of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Articles of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors, with such number as provided by our Bylaws being not less than three (3) nor more than ten (10). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Each of the directors on our Board of Directors other than Mr. Papa, Mr. Schneider and Mr. Arkin qualifies as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors to us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating Committee is primarily responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. In identifying director candidates for the Board, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds and qualifications of those candidates in light of the function and needs of the Board, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. The Nominating Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

Stockholder recommendations of director candidates should be addressed to the Nominating Committee in care of the Secretary, c/o Odysight.ai Inc., Suite 7A, Industrial Park, P.O. Box 3030, Omer, Israel 8496500. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

To date, the Nominating Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. Instead, when considering candidates for director, the Nominating Committee will generally consider all of the relevant qualifications of Board members, including such factors such as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our shareholders and whether the director candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the Board and the Company.

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In addition, while it does not have a formal policy on the Board’s diversity, the Nominating Committee will take into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints. When considering any candidate or nominee to serve on the Board, the Nominating Committee shall seek to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus.

Communications from Stockholders

Stockholders who wish to communicate with a member or member(s) of the Board, including a specified Board committee or the independent directors as a group or the full Board may do by the following means:

Mail:	c/o Secretary
Chairman of the Board
Odysight.ai Inc.
Suite 7A, Industrial Park P.O. Box 3030 Omer, Israel 8496500

Email:	Info@odysight.ai

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Our Secretary will forward such correspondence to the Chairman of the Board, who will initially receive and process communications before forwarding them to the specified addressee(s). The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Odysight.ai Code of Business Conduct and Ethics should be reported, respectively, pursuant to the procedures outlined in our Policy for Complaints Regarding Accounting, Internal Accounting Controls or Auditing Matters or the Code of Business Conduct and Ethics, both of which are available on the Investors page of the Company’s website under “Corporate Governance”.

Board Leadership Structure and Role in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board has a fiduciary duty to monitor and assess strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, overseeing cybersecurity risks and assisting the Board in its oversight over enterprise risk management. The Audit committee also approves or disapproves any related person transactions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating Committee monitors the effectiveness of our corporate governance guidelines and manages risks associated with the independence of the Board.

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Clawback Policy

Our Board of Directors has adopted an Executive Officer Clawback Policy, or the Clawback Policy, in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exception.

Policies and Practices Related to the Grant of Certain Equity Awards

From time to time, we award stock options to our employees, including the named executive officers. Historically, the Company awarded new-hire option grants on or soon after a new hire’s employment start date and periodic annual refresh employee option grants, which refresh grants are typically approved at a meeting of the Compensation Committee and Board. Directors receive option grants on a periodic basis, except that the granting of options to directors with stand-along service agreements with the Company depends on the terms of those service agreements. For additional information on the compensation of our directors, see below under the heading “Director Compensation.”

Under our insider trading policy, our Board or any committee thereof shall consider our possession of material non-public information in connection with the timing of each grant of equity under our equity incentive plans, and determine whether a grant of equity should be delayed or otherwise modified due to the possession of such information at such time. We do not otherwise maintain any written policies on the timing of awards of stock options or other equity awards.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.odysight.ai, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Insider Trading Policy

We adopted an insider trading policy that governs the purchase, sale and/or other transactions of our securities by our directors, officers and employees (including certain family members) and any entities they control that it believes is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our 2024 Annual Report. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers and employees (including certain family members) and any entities they control from engaging in short sales and transactions in put or call options and other forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Attendance by Members of the Board of Directors at Meetings

There were nine meetings of the Board of Directors during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, members of our Board of Directors are encouraged to attend. Our directors did not attend last year’s annual meeting, as such meeting was conducted by written consent of stockholders.

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COMMITTEES OF THE BOARD

Our Board has established the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of Audit, Compensation and Nominating Committee operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating
Inbal Kreiss	X	Chairperson	X
Nir Nimrodi		X
Ronit Rubin	X		X
Zeev Vurembrand	Chairperson	X	Chairperson

Audit Committee

The Audit Committee assists the Board in its oversight of financial reporting practices and the quality and integrity of our financial reports including compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of our internal control function. The Audit Committee is responsible for the appointment of our independent auditors. The Audit Committee oversees our internal controls and risk assessment and management policies and meets with our independent auditor and management regarding our internal controls and other matters. The Audit Committee is responsible for periodically reviewing our code of business conduct and ethics and has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is also responsible for approving or ratifying related person transactions pursuant to our related person transaction approval policy contained in the Audit committee charter.

The Audit Committee charter is available on the Investors page of our website at www.odysight.ai. The members of the Audit Committee are Zeev Vurembrand, Inbal Kreiss and Ronit Rubin. Mr. Vurembrand serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Vurembrand, Ms. Kreis and Ms. Rubin is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to audit committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Vurembrand qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met six times in 2024.

Compensation Committee

The Compensation Committee is charged with the responsibility for setting executive compensation, reviewing certain compensation programs, administering our equity incentive plans, reviewing and discussing with management the compensation discussion and analysis required in proxy statements (if and when applicable), preparing a report on executive compensation required by SEC rules to be included in proxy statements (if and when applicable) and making other recommendations to the Board.

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The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Investors page of our website at www.odysight.ai, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer in order to ensure compliance with legal and regulatory obligations, to ensure timely decision-making or for other purposes, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Inbal Kreiss, Nir Nimrodi and Zeev Vurembrand. Ms. Kreiss serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met five times in 2024.

Nominating Committee

The Nominating Committee assists the Board in identifying qualified individuals to serve as directors, helps to develop and implement corporate governance guidelines and monitors Board effectiveness.

The Nominating Committee charter is available on the Investors page of our website at www.odysight.ai. The members of our Nominating Committee are Zeev Vurembrand, Inbal Kreiss and Ronit Rubin. Mr. Vurembrand serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

We formed the Nominating Committee in connection with our uplisting to Nasdaq in February 2025 and therefore did not have any meetings of the Nominating Committee in 2024.

EXECUTIVE COMPENSATION

Our named executive officers for 2024, which consist of our principal executive officer and the next two most-highly compensated executive officers who were serving as executive officers as of December 31, 2024. are:

●	Yehu Ofer, Chief Executive Officer;

●	Einav Brenner, Chief Financial Officer; and

●	Jacob Avinu, Senior VP Product Portfolio (since August 1, 2025, Senior VP – Head of U.S. Business Unit).

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Summary Compensation Table

The following sets forth information about the compensation paid to or accrued by our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K, as of December 31, 2024.

Name and Principal Position	Year	Base Salary (4)	Bonus	Stock Awards (5)	Option Awards (5) (6)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All Other Compensation (7)	Total
	$ in thousands

Yehu Ofer,	2024	$385	$100	$-	$584	$-	$-	$39	$1,108
Chief Executive Officer (1)	2023	$349	$-	$-	$355	$-	$-	$40	$744

Einav Brenner,	2024	$151	$32	$-	$481	$-	$-	$9	$673
Chief Financial Officer (2)

Jacob Avinu,	2024	$284	$32	$-	$195	$-	$-	$27	$538
Senior VP Product Portfolio (3)	2023	$278	$33	$-	$47	$-	$-	$28	$386

(1)	Consists of Mr. Ofer’s compensation earned in his capacity as the Chief Executive Officer of Odysight.ai Inc and its subsidiaries.

(2)	Consists of Ms. Brenner’s compensation earned in her capacity as then Chief Financial Officer of Odysight.ai Inc and its subsidiaries. Ms. Brenner’s employment commenced on May 5, 2024.

(3)	Consists of Mr. Avinu’s compensation earned in his capacity as the Senior VP Product Portfolio of our wholly-owned subsidiary, Odysight.ai Ltd.

(4)	Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our named executive officers are designed to reflect each named executive officer’s scope of responsibility and accountability. Base salary amounts include management insurance (which includes pension, disability insurance and severance pay) and payments towards such employee’s education fund, and Israeli social security. Each named executive officer also receives gross-up payments for the taxes on these benefits. The amounts included here are the U.S. dollar equivalent from NIS. The conversion rate used was the average of the 2023 and 2024 rates between the U.S. dollar and NIS, as published by the Bank of Israel.

(5)	The amount shown in the “Option Awards” and “Stock Awards” columns represents the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the Named Executive Officer during 2024 and 2023. The ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(6)	The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model. The 2024 figures are unaudited numbers.

(7)	For 2024 and 2023, referenced amount is for car lease and other related vehicle expenses.

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On September 16, 2024, our board of directors, upon recommendation of our compensation committee, approved (i) a cash compensation bonus of NIS 375,000 to Yehu Ofer, our Chief Executive Officer, and an award to him of 120,000 options to purchase shares of our common stock, (ii) a cash compensation bonus of NIS 60,000 to Einav Brenner, our Chief Financial Officer, and an award to her of 30,000 options to purchase shares of our common stock and (iii) a cash compensation bonus of NIS 120,000 to Jacob Avinu, our Senior VP of Product Portfolio, and an award to him of 40,000 options to purchase shares of common stock. So long as the executive continues as a service provider with us, the options will vest with respect to one-third of the shares of common stock on the first anniversary of the grant date and, with respect to the balance of the shares of common stock, will vest over two years in eight equal quarterly installments following the first anniversary of the grant date. The options are subject to acceleration of vesting in the event of a change of control.

On March 10, 2025, our board of directors, upon recommendation of our compensation committee, approved the following with regard to Mr. Ofer: (i) an increase in monthly base salary from NIS 80,000 to NIS 90,000, effective January 1, 2025, with such monthly base salary remaining subject to adjustments for inflation as announced from time to time in accordance with Israeli law, (ii) a cash compensation bonus of $142,500 and (iii) an award of 150,000 options to purchase shares of our common stock. The foregoing options were awarded to Mr. Ofer pursuant to our 2024 Plan and have an exercise price of $6.50 per share. So long as Mr. Ofer continues as a service provider with us, the options will vest with respect to one-third of the shares of common stock on the first anniversary of the grant date and, with respect to the balance of the shares of common stock, will vest over two years in eight equal quarterly installments following the first anniversary of the grant date. The options are subject to acceleration of vesting in the event of a change of control of the Company. On the same date, our board of directors, upon recommendation of the compensation committee, approved a cash compensation bonus of $95,000 to Ms. Brenner.

Employment Agreements

We, or through our wholly-owned subsidiary, Odysight.ai Ltd., have entered into written employment agreements with each of our executive officers. All of these agreements contain customary provisions regarding noncompetition, confidentiality of information, and assignment of inventions. However, the enforceability of the noncompetition provisions may be limited under applicable law. In addition, our officers and directors are covered by directors and officers’ insurance, and we have entered into agreements with each executive officer and director pursuant to which we have agreed to indemnify each of them to the fullest extent permitted by law to the extent that these liabilities are not covered by directors and officers’ liability insurance.

In connection with the appointment of Mr. Ofer as our Chief Executive Officer, we entered into an employment agreement with Mr. Ofer. The agreement provides for a monthly base salary of NIS 70,000, subject to adjustments for inflation as announced from time to time in accordance with Israeli law. The agreement also provides that Mr. Ofer is entitled to receive an equity grant of options to purchase a total of 300,000 shares of our common stock, par value $0.001 per share, at an exercise price of $4.50 per share, which shall vest and become exercisable as follows: 33.33% of the shares covered by Mr. Ofer’s options on the first anniversary of his service as CEO, and 8.33% of the shares covered by Mr. Ofer’s options at the end of each subsequent three-month period thereafter over the course of the subsequent two years. Furthermore, Mr. Ofer’s options will immediately vest upon the occurrence of the following (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than 50% of our common stock in a non-public sale, (iii) the dissolution or liquidation of the Company or (iv) any merger, share exchange, consolidation or other reorganization or business combination if immediately after such transaction either (A) the persons who were our directors immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity or (B) the persons who hold a majority of the voting capital stock of the surviving entity are not the persons who held a majority of the voting capital stock of the Company immediately prior to such transaction. Additionally, we agreed to pay Mr. Ofer both (i) a signing bonus in the aggregate amount of NIS 70,000 and (ii) an annual bonus pursuant to certain pre-determined measurable objectives agreed to with Mr. Ofer and approved by the board of directors by January 31 with respect to each calendar year, with the Company agreeing to recommend to the board of directors a grant of restricted stock in lieu of Mr. Ofer’s bonus through such time we are profitable and subject to meeting applicable objectives. In accordance with the terms of Mr. Ofer’s employment agreement, he will also receive additional benefits customary for an executive officer of his experience and for companies of similar stature and standing to that of us. Effective January 1, 2025, Mr. Ofer’s monthly base salary was NIS 90,000.

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In connection with the appointment of Einav Brenner as our Chief Financial Officer, we entered into an employment agreement with Ms. Brenner that provides for the terms and conditions of her employment. The employment agreement provides for a monthly base salary of NIS 60,000. The employment agreement also provides that Ms. Brenner is entitled to receive an equity grant of options to purchase a total of 70,000 shares of our common stock which shall vest and become exercisable as follows: 33.33% of the shares covered by the options on the first anniversary of her service, and 8.33% of the shares covered by the options at the end of each subsequent three-month period thereafter over the course of the subsequent two years. Additionally, we agreed to pay Ms. Brenner a signing bonus in the aggregate amount of NIS 60,000 pursuant to certain objectives. In accordance with the terms of Ms. Brenner’s employment agreement, she will also receive additional benefits customary for an executive officer of her experience and for companies of similar stature and standing to that of the Company.

In connection with the appointment of Mr. Avinu as our Senior VP Product Portfolio, we entered into an employment agreement with Mr. Avinu. The agreement provides for a monthly salary of NIS 60,000. The agreement also provides that Mr. Avinu is entitled to receive an equity grant of options to purchase a total of 100,000 shares of our common stock, par value $0.001 per share, at an exercise price of $4.50 per share, which shall vest and become exercisable as follows: 33.33% of the shares covered by Mr. Avinu’s options on the first anniversary of his service as SVP Product, and 8.33% of the shares covered by Mr. Avinu’s options at the end of each subsequent three-month period thereafter over the course of the subsequent two years. Additionally, the agreement provides to Mr. Avinu: (i) a signing bonus in the aggregate amount of NIS 50,000 (ii) a performance bonus in the aggregate amount of NIS 120,000 pursuant to certain objectives and (iii) we will consider, at our sole discretion, after the first and second years following his employment, granting Mr. Avinu additional options / RSUs pursuant to certain objectives, subject to the approval of such grant by the CEO and our board of directors. In accordance with the terms of Mr. Avinu’s employment agreement, he will also receive additional benefits customary for an executive officer of his experience and for companies of similar stature and standing to that of the Company. In October 2024, the Board of Directors approved a salary increase for Mr. Avinu in the amount of NIS 3,000 per month.

Effective August 1, 2025, Mr. Jacob Avinu was appointed as the Company’s Senior VP – Head of U.S. Business Unit. In connection with his appointment as Senior VP – Head of U.S. Business Unit, the Company entered into a new employment agreement with Mr. Avinu on July 23, 2025 that provides for an annual base salary of $298,000. The employment agreement also provides that Mr. Avinu may be entitled to receive an annual special performance bonus of up to 30% of his base salary, subject to achievement of annual personal objectives and to Company performance, in each case subject to the sole discretion of the Company’s CEO and approval by the Board of Directors. Under the employment agreement, Mr. Avinu may also be eligible for a one-time special performance option grant, the amount to be determined by the CEO based on achievement of annual personal objectives and Company performance and subject to approval by the Board of Directors. The employment agreement further provides that Mr. Avinu is entitled to a one-time relocation allowance and one-time special salary payment, in addition to reimbursement of certain specific expenses related to his relocation to the U.S. In accordance with the terms of the employment agreement, Mr. Avinu will also receive additional benefits customary for an executive officer of his experience and for companies of similar stature and standing to that of the Company.

Outstanding Equity Awards

The following table provides information regarding equity awards for each of our named executive officers as of December 31, 2024.

	Options Award								Stock Awards
Name and Position	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Vesting Schedule		Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested

Yehu Ofer,	199,995	100,005	-	4.50		(1)	November 14, 2029	-	-	-
Chief Executive	62,495	87,505	-	3.00		(1)	July 9, 2030	-	-	-
Officer	-	120,000	-	4.80		(1)	September 16, 3031

Einav Brenner,	-	70,000	-	4.50		(1)	June 13, 2031	-	-	-
Chief Financial Officer	-	30,000	-	4.80		(1)	September 16, 3031	-	-	-

Jacob Avinu,	66,665	33,335	-	4.50		(1)	November 14, 2029	-	-	-
	8,332	11,668	-	3.00		(1)	July 9, 2030	-	-	-
Senior VP Product Portfolio	-	40,000	-	4.80		(1)	September 16, 3031	-	-	-

(1)	33.33% of the options granted will vest on the first anniversary date of the option grant, and 8.33% of the options will vest at the end of each subsequent three-month period thereafter over the course of the following two years. Pursuant to an acceleration mechanism, any outstanding and unvested options shall immediately accelerate and vest upon the occurrence of certain events, including, inter alia, a merger or sale of all our assets.

Retirement or Similar Benefit Plans

We do not have any arrangements or plans that provide for the payment of retirement or similar benefits to our directors or executive officers.

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Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our Company or a change in our directors’ or executive officers’ responsibilities following a change in control. However, the vast majority of the options we have granted to our directors, executive officers and employees will become fully vested upon a change of control.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, the compensation actually paid to our NEOs, as determined under SEC rules (and described below), our total shareholder return and our net loss, in each case for the fiscal year ended December 31, 2024 (in USD thousands, except Total Shareholders Return):

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)	Net Loss ($)
2024	$1,108	2,354	489	785	162	(11,767)

(1)	Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2024	Yehu Ofer	Einav Brenner, Tanya Yosef and Jacob Avinu

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price and various accounting valuation assumptions. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year.

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows (in USD thousands):

	2024
Adjustments	PEO	Average non-PEO NEOs (1)
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(584)	(233)

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	838	337

Increase for Awards Granted during Prior Fiscal Years that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End (2)	634	130

Increase for Awards Granted during Prior Fiscal Years that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date (2)	357	62

TOTAL ADJUSTMENTS	$1,246	785

(1)	Each NEO was included individually in the calculation of average compensation amounts actually paid to our remaining NEOs for the fiscal year ended December 31, 2024, as determined under SEC rules. In case of partial year service, the compensation was annualized to reflect better comparability.
(2)	Average non-PEO NEOs was calculated only for the NEOs with relevant grants on previous periods to reflect better comparability of averaged amount.

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used on our Annual Report on Form 10-K for the year ended December 31, 2024. For additional information on the assumptions used to calculate the valuation of the awards, see Notes 2(j) and 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 26, 2025.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

Our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation to performance, all of those measures are not presented in the PVP table. Moreover, we generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with CAP (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following narrative disclosure regarding the relationships between information presented in the PVP table.

Compensation Actually Paid and Company TSR

During the year ended December 31, 2024, compensation actually paid to our PEO was $2,354,000 and to our non-PEOs was $785,000. Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2024 increased by $62 to $162 during the year ended December 31, 2024.

Compensation Actually Paid and Net Loss

During the year ended December 31, 2024, compensation actually paid to our PEO was $2,354,000 and to our non-PEOs was $785,000. Over the same period, our net loss increased by $2,322,000 during the year ended December 31, 2024 (from a net loss in fiscal 2023 of $9,668,000).

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Director Compensation

The following table sets out the compensation earned or paid to directors for services rendered during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash		Stock Awards (*)	Option Awards (*)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	$ in thousands
Prof. Benad Goldwasser	$120		$-	$292	-	-	$-	$412
Dr. Carlo Papa(1)	$70	(2)	$-	$148		-	$-	$218
Jackson Schneider	$80		$-	$73	-	-	$-	$153
Inbal Kreiss	$32		$-	$73	-	-	$-	$105
Zeev Vurembrand	$32		$-	$73	-	-	$-	$105
Ronit Rubin	$24		$-	$73	-	-	$-	$97
Nir Nimrodi	$24		$-	$73	-	-	$-	$97
Moshe (Mori) Arkin	$16		$-	$73	-	-	$-	$89

(1)	Served as a director of Odysight.ai Inc. since September 16, 2024.

(2)	Includes €20,000 signing bonus and compensation earned as Chairman of Odysight.ai EU.

(*)	The amount shown in the “Stock Awards” and “Option Awards” columns represents the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the directors during fiscal year 2024. The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model.

On July 31, 2019, we entered into a consulting agreement with Prof. Goldwasser, whereby Prof. Goldwasser agreed to serve as chairman of our board of directors. Effective retroactively to March 1, 2019, services as chairman under the agreement were provided in consideration for a monthly fee of $10,000 and a grant of options to purchase our common stock representing 5% of the fully diluted share capital of the Company post issuance of the then-next financing round, subject to certain limitations. The options, which will have a six-year term, will vest in eight equal semi-annual installments over a period of four years with an exercise price per share calculated based on a 25% discount on the sale price of the common stock in the then-next fund raising of the Company and accelerated vesting upon closing of a material transaction resulting in change of control of the Company and/or in case Prof. Goldwasser is dismissed not for cause, with other terms and limitations as provided in the consulting agreement.

On March 15, 2020, our board of directors approved a quarterly fee of $4,000 payable to each of our currently serving directors, excluding Prof. Goldwasser. On each of April 9, 2021 and August 12, 2021, our board of directors approved the same terms for directors appointed subsequent to March 15, 2020. On September 17, 2025, the board of directors reaffirmed the existing quarterly fee in the amount of $2,000 payable to a director for each committee on which such director serves, if any, with such fee in addition to any other fees to which such director is entitled as a member of the board of directors or any other committee, except that any current or future member of a Board committee who is compensated pursuant to a separate service agreement with the Company shall not be eligible to receive additional compensation for service on Board committees.

On November 22, 2023, our board of directors approved a separate compensation arrangement with Mr. Schneider, subject to his election as a director, which took place on December 6, 2023. In light of the special role and contributions that Mr. Schneider is expected to make to the operation of the Company, the board of directors approved compensation that includes an annual fee of $80,000, which will be paid on a monthly basis in equal installments, and a recommendation to the board of directors to grant Mr. Schneider options to purchase a total of 50,000 shares of common stock at an exercise price per share equal to $3.00 per share, vesting over a period of three years and such other terms as provided in a Director Service Agreement signed between Mr. Schneider and the Company.

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Mr. Schneider’s separate compensation arrangement was amended on August 13, 2025, when the Company entered into a revised Director Appointment and Service Agreement with him. Under the revised agreement, Mr. Schneider’s annual fee for service on the board of directors will increase from $80,000 to $120,000, which will be paid on a monthly basis in equal installments, and the Company will recommend that the board of directors grant Mr. Schneider options to purchase a total of 50,000 shares of common stock, at an exercise price per share that will be determined at the sole discretion of the Board and shall be subject to provisions of the applicable equity incentive plan under which the options are granted, and vesting over a period of three years. In addition, the revised agreement provides that Mr. Schneider will receive a one-time commission for initiating or facilitating new commercial agreements between the Company and certain pre-approved third parties (“Eligible Customers”), such as major OEMs. The commission is based on actual net revenue generated from these new agreements (“Qualifying Transactions”) and is structured as follows: 2% commission on net revenue up to $250 million, 1.5% commission on net revenue between $250 million and $400 million, and 1% commission on net revenue exceeding $400 million. The list of Eligible Customers is to be mutually agreed upon and updated quarterly in writing. Commissions are paid within 30 days after the Company receives the applicable net revenue, which is defined as actual revenue received and recognized by the Company, less third-party costs, applicable taxes and any conditional payments until such conditions are satisfied. No commission is payable if a Qualifying Transaction is cancelled, and any previously paid commission must be refunded. “Qualifying Transactions” are defined as new (not follow-on) commercial agreements for Company products, resulting solely from Mr. Schneider’ efforts.

On September 16, 2024, we entered into a director appointment and services agreement with Dr. Papa, who was appointed as a member of our board on the same date, pursuant to which Dr. Papa will receive an annual fee of €30,000 for such service, to be paid in equal quarterly installments, a grant of options to purchase 30,000 shares of our common stock at an exercise price of $4.80 per share, one-third of which will vest on the first anniversary of the grant date and the remaining amount vesting over the following two years in eight equal quarterly installments, and such other terms as provided in the agreement. The options are subject to acceleration of vesting in the event of a change of control of the Company.

On February 18, 2025, Odysight.ai EU entered into a two-year agreement with Dr. Papa, who will serve as Odysight.ai EU’s president and legal representative, effective as of January 9, 2025. Pursuant to the agreement, Dr. Papa will receive: (i) an annual fee of €120,000 for such service, to be paid in equal monthly installments, (ii) a signing bonus of €20,000, (iii) an entry bonus equal to an amount of €40,000 reflecting Dr. Papa’s prior effort and support in the development of the Italian subsidiary and (iv) such other insurance, termination fees and other benefits as provided in the agreement.

On March 10, 2025, our board of directors, upon recommendation of our compensation committee, approved a one-time cash compensation bonus of $130,000 to Prof. Goldwasser.

From time to time our directors, including those with separate compensation arrangements with the Company as described above, receive periodic grants of equity securities for their service as directors.

Equity Compensation Plans

In February 2020, our board of directors approved the 2020 Share Incentive Plan. The 2020 Plan initially included a pool of 580,890 shares of common stock for grant to our employees, consultants, directors and other service providers. On March 15, 2020, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 64,099 shares of common stock. On June 22, 2020, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 401,950 shares of common stock. During the second quarter of 2021, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 777,778 shares of common stock. During the first quarter of 2023, our board of directors approved an increase to the 2020 Plan’s option pool by an additional 1,000,000 shares of common stock.

In June 2024, our board of directors approved the 2024 Share Incentive Plan. The 2024 Plan initially included a pool of 234,484 shares of common stock, representing the number of shares remaining available for grant under the 2020 Plan. These shares are available for future grant to our employees, consultants, directors and other service providers. Shares that were subject to awards granted under either the 2020 Plan or the 2024 Plan that have expired or were cancelled or become un-exercisable for any reason without having been exercised in full shall become available for future grant under the 2024 Plan. In July 2024, our board of directors approved an increase to the 2024 Plan’s option pool by an additional 850,000 shares of common stock. In September 2024, our board of directors approved an increase to the 2024 Plan’s option pool by an additional 777,000 shares of common stock, subject to the approval at the Annual Meeting.

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The following table provides certain information as of December 31, 2024, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	704,500	4.80	379,984
Equity compensation plans not approved by security holders	2,538,153	3.48	-
Total	3,242,653	3.77	379,984

2020 Share Incentive Plan

We have adopted the 2020 Plan, under which we previously granted equity-based incentive awards to attract, motivate, and retain the talent for which we compete. With adoption of the 2024 Share Incentive Plan, described below, we make awards under that plan and have ceased making new awards under the 2020 Plan.

Authorized Shares. The maximum number of shares of common stock which were available for issuance under the 2020 Plan is equal to the sum of 2,824,717 shares.

Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2020 Plan. Under the 2020 Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2020 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of a share of common stock, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2020 Plan, and take all other actions and make all other determinations necessary for the administration of the 2020 Plan.

The administrator also has the authority to amend and rescind rules and regulations relating to the 2020 Plan or terminate the 2020 Plan at any time before the date of expiration of its ten-year term.

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Eligibility. The 2020 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), and Section 3(i) of the Ordinance and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Internal Revenue Code (the “Code”) and Section 409A of the Code.

Section 102 of the Ordinance allows employees, directors, and officers who are not controlling stockholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling stockholders may only be granted options under section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Grant. All awards granted pursuant to the 2020 Plan were evidenced by an award agreement, in a form approved, from time to time, by the administrator in its sole discretion. The award agreement was set forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures), and the exercise price, if applicable. Certain awards under the 2020 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

Each award will expire seven years from the date of the grant thereof, unless such shorter term of expiration is otherwise designated by the administrator.

Awards. The 2020 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), shares of common stock, restricted shares, restricted share units, and other share-based awards.

Options granted under the 2020 Plan to our employees who are U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code, or may be non-qualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders).

Exercise. An award under the 2020 Plan may be exercised by providing the company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price, and purchase price obligations arising in connection with awards under the 2020 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism, or direct a securities broker to sell shares and deliver all or a part of the proceeds to us or the trustee.

Transferability. Other than by will, the laws of descent and distribution, or as otherwise provided under the 2020 Plan, neither the options nor any right in connection with such options are assignable or transferable.

Termination of Employment. For grantees who terminated their employment with us or any of its affiliates prior to July 5, 2022, all vested and exercisable awards held by such grantees as of the date of termination may be exercised within three months, unless otherwise determined by the administrator. For grantees who terminated their employment with us or any of our affiliates after July 5, 2022, all vested and exercisable awards held by such grantees as of the date of termination may be exercised within three years, unless otherwise determined by the administrator. After such three month or three-year period, as applicable, all such unexercised awards will terminate, and the shares covered by such awards shall again be available for issuance under the 2020 Plan.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s death, permanent disability, or retirement, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within twelve months after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve-month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2020 Plan.

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Notwithstanding any of the foregoing, if a grantee’s employment or services with the company or any of its affiliates is terminated for “cause” (as defined in the 2020 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2020 Plan.

Transactions. In the event of a share split, reverse share split, share dividend, recapitalization, combination, or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the company (but not including the conversion of any convertible securities of the company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2020 Plan, to the class and kind of shares subject to the 2020 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability, and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset, or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all stockholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by the Company, subject to applicable law.

In the event of a merger or consolidation of our Company, or a sale of all, or substantially all, of our shares or assets, or other transaction having a similar effect on us, or change in the composition of the board of directors, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the company, the acquirer, or other corporation which is a party to such transaction, or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify, or terminate the terms of any award as it shall deem, in good faith, appropriate.

2024 Share Incentive Plan

We have adopted the 2024 Plan, under which we may grant equity-based incentive awards to attract, motivate, and retain the talent for which we compete.

Authorized Shares. The maximum number of shares of common stock available for issuance under the 2024 Plan is 1,111,263 shares, or such number as our board of directors may determine from time to time. Awards granted under either the 2020 Plan or the 2024 Plan that have expired or was cancelled or become un-exercisable for any reason without having been exercised in full, the shares that were subject thereto shall become available for future grant under the 2024. As of September 28, 2025, an aggregate of 1,020,500 shares have been granted under the 2024 Plan and 90,763 shares were available for future awards under the 2024 Plan.

Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2024 Plan. Under the 2024 Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2024 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of a share of common stock, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2024 Plan, and take all other actions and make all other determinations necessary for the administration of the 2024 Plan.

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The administrator also has the authority to amend and rescind rules and regulations relating to the 2024 Plan or terminate the 2024 Plan at any time before the date of expiration of its ten-year Eligibility. The 2024 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), and Section 3(i) of the Ordinance and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Internal Revenue Code (the “Code”) and Section 409A of the Code.

Section 102 of the Ordinance allows employees, directors and officers who are not controlling stockholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling stockholders may only be granted options under section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Grant. All awards granted pursuant to the 2024 Plan will be evidenced by an award agreement, in a form approved, from time to time, by the administrator in its sole discretion. The award agreement will set forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures), and the exercise price, if applicable. Certain awards under the 2024 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

Each award will expire seven years from the date of the grant thereof, unless such shorter term of expiration is otherwise designated by the administrator.

Awards. The 2024 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), shares of common stock, restricted shares, restricted share units, and other share-based awards.

Options granted under the 2024 Plan to our employees who are U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code, or may be non-qualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders).

Exercise. An award under the 2024 Plan may be exercised by providing the company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price, and purchase price obligations arising in connection with awards under the 2024 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism, or direct a securities broker to sell shares and deliver all or a part of the proceeds to us or the trustee.

Transferability. Other than by will, the laws of descent and distribution, or as otherwise provided under the 2024 Plan, neither the options nor any right in connection with such options are assignable or transferable.

Termination of Employment. In the event of termination of a grantee’s employment or service with the company or any of its affiliates (other than by reason of death, disability, or retirement), all vested and exercisable awards held by such grantees as of the date of termination may be exercised within three months after such date of termination, unless otherwise determined by the administrator. After such three months period, all such unexercised awards will terminate, and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

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In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s death, permanent disability, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within one year after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve-month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s retirement, all vested and exercisable awards held by such grantee at the time of such retirement may be exercised by the grantee within three months after the date of such retirement, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the three months period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

Notwithstanding any of the foregoing, if a grantee’s employment or services with the company or any of its affiliates is terminated for “Cause” (as defined in the 2024 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2024 Plan.

Transactions. In the event of a share split, reverse share split, share dividend, recapitalization, combination, or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the company (but not including the conversion of any convertible securities of the company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2024 Plan, to the class and kind of shares subject to the 2024 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability, and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset, or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all stockholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by us, subject to applicable law.

In the event of a merger or consolidation of our Company, or a sale of all, or substantially all, of our shares or assets, or other transaction having a similar effect on the Company, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the company, the acquirer, or other corporation which is a party to such transaction, or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify, or terminate the terms of any award as it shall deem, in good faith, appropriate.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficially owned holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. Applicable percentage ownership is based on 16,332,910 shares of common stock outstanding as of September 25, 2025. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise indicated below, the address for each beneficial owner listed in the table below is c/o Odysight.ai Inc., Suite 7A, Industrial Park, P.O. Box 3030, Omer, Israel 8496500.

Name and Address of Owner	Shares of Common Stock Owned Beneficially	Percent of Class
Moshe (Mori) Arkin(2)	7,936,327	41.9%
Prof. Benad Goldwasser(3)	772,978	4.6%
Yehu Ofer(4)	471,827	2.8%
Jacob Avinu(5)	128,331	* %
Zeev Vurembrand(6)	58,523	* %
Inbal Kreiss(7)	43,523	* %
Jackson Schneider(8)	34,164	* %
Nir Nimrodi (9)	27,498	* %
Ronit Rubin (10)	22,498	* %
Einav Brenner (11)	44,997	-%
Carlo Papa (12)	9,999	-%
Directors and officers as a group (11 individuals)	9,550,665	46.9%
Phoenix Financial Ltd. (13)	3,777,878	21.0%
The More Group (14)	2,188,002	13.1%
Sudoku Capital Ltd. (15)	1,153,846	7.1%
Kranot Hishtalmut (16)	820,737	5.0%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners named in the table have, to our knowledge, direct ownership of and sole voting and investment power with respect to the shares of common stock beneficially owned by them.

(2)	Based upon information contained in a Schedule 13G filed on March 6, 2025 by Mr. Arkin to report holdings as of February 10, 2025. The securities included herein are held (i) by Mr. Arkin directly or by M. Arkin (1999) Ltd., a company wholly-owned by Mr. Arkin, as follows: (a) 2,959,143 shares of common stock, (b) options to acquire 49,079 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025 and (c) warrants to acquire 222,223 shares of common stock that are current exercisable; and (ii) by Phoenix Insurance on behalf of Mr. Arkin, as follows: (a) 2,352,941 shares of common stock and (b) warrants to acquire 2,352,941 shares of common stock that are currently exercisable.

(3)	Includes (i) options to purchase 579,037 shares of common stock which are currently exercisable or will become exercisable within 60 days of September 25, 2025 and (ii) 75,000 shares of common stock beneficially owned directly by Prof. Goldwasser’s spouse.

(4)	Includes options to purchase 452,494 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(5)	Consists of options to purchase 128,331 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

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(6)	Includes of options to purchase 43,523 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(7)	Consists of options to purchase 43,523 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(8)	Consists of options to purchase 34,164 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(9)	Consists of options to purchase 27,498 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(10)	Consists of options to purchase 22,498 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(11)	Consists of options to purchase 44,997 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(12)	Consists of options to purchase 9,999 shares of common stock that are currently exercisable or will become exercisable within 60 days of September 25, 2025.

(13)	Based in part on information contained in a Schedule 13G filed on June 5, 2025 by Phoenix Financial Ltd. to report holdings as of March 31, 2025. The securities reported herein include 1,620,189 warrants to purchase shares of common stock that are currently exercisable. Securities reported in the Schedule 13G are beneficially owned by various direct or indirect, majority or wholly-owned subsidiaries of Phoenix Financial Ltd., which manage their own funds and/or the funds of others, including for holders of exchange-traded notes or various insurance policies, members of pension or provident funds, unit holders of mutual funds and portfolio management clients. Each of the subsidiaries of Phoenix Financial Ltd. operates under independent management and makes its own independent voting and investment decisions. Not included as beneficially owned by Phoenix Financial Ltd. are shares of common stock and warrants to acquire shares of common stock that are currently exercisable, each as held by Phoenix Insurance on behalf of Mr. Arkin and included in the shares of common stock that are beneficially owned by Mr. Arkin, as indicated in footnote 2 above. The business address of Phoenix Financial Ltd. is Derech Hashalom 53, Givataim 53454, Israel.

(14)	Based upon information contained in the Form 4 filed on July 22, 2025 by the Y.D. More Investment Ltd., or Y.D. More, to report holdings as of July 22, 2025. The securities reported herein include warrants to purchase 432,099 shares of common stock that are currently exercisable. Y.D More is an Israeli public company controlled through a voting agreement among the following individuals and entities, each of which is a Reporting Person in the Schedule 13G: (a) Yosef Meirov, directly and through B.Y.M. Mor Investments Ltd., a company he controls with Michael Meirov and Dotan Meirov, (b) Benjamin Meirov (c) Yosef Levy and (d) Eli Levy through Elldot Ltd., a wholly owned company. Other reporting persons in the Schedule 13G include More Mutual Funds Management (2013) Ltd. and More Investment House Portfolio Management Ltd., each of which is a wholly-owned subsidiaries of Y.D. More, and More Provident Funds and Pension Ltd., which is a majority-owned subsidiary of Y.D. More. The business address of the More Group is 2 Ben Gurion Street, Ramat Gan, Israel.

(15)	Based on information provided to or available to us. Sudoku Capital Ltd. is an entity affiliated with Shmuel Harlap. The business address of Sudoku Capital Ltd. is Sokolov 62, Ramat Hasharon, Israel.

(16)	Based in part on information contained in a Schedule 13G filed on February 20, 2025 by Kranot Hishtalmut Le Morim Ve Gananot Hevera Menahelet Ltd. (on behalf of various investment paths, each of which is known in Hebrew as a “maslul”) and Kranot Hishtalmut Le Morim Tichoniim Hevera Menahelet Ltd. (on behalf of various investment paths, each of which is known in Hebrew as a “maslul”), or the Management Companies, to report holdings as of February 14, 2025. The Management Companies, which manage various education funds (referred to in Hebrew as “kranot hishtalmut”), operate under independent management and make their own independent voting and investment decisions. Any economic interest or beneficial ownership in any of the securities is held for the benefit of the members of the education funds. The business address of the Management Companies is 8 Sderot Sha’ul HaMelech St., Tel Aviv 64733, Israel.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, discussed, when required, in the sections titled “Executive Compensation,” the following is a description of each transaction for the prior two year period and each currently proposed transaction in which:

●	we have been or are to be a participant;
●	the amount involved exceeded or exceeds $120,000; and
●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

On July 16, 2024, we issued 2,144,583 shares of our common stock in consideration for a purchase price of $4.80 per share to new and existing investors, including Mr. Arkin (via M. Arkin (1999) Ltd.), who currently serves as a director on our board of directors, and The Phoenix Holdings, through Phoenix Insurance and Phoenix Amitim. We raised approximately $10.3 (gross) million in the private placement. The shares of common stock were issued pursuant to Regulation S of the Securities Act.

In February 2025, one or more entities affiliated with the More Group and Sudoku Capital Ltd. (an entity affiliated with Shmuel Harlap), purchased 1,046,672 shares and 1,153,846 shares, respectively, of our common stock in our underwritten public offering. More Group was a more than 5% beneficial owner of our common stock prior to the underwritten public offering while Sudoku Capital became a more than 5% beneficial owner following its participation in the underwritten public offering.

On July 27, 2025, we entered into a cloud services agreement with AllCloud for the provision of certain cloud services in an amount of up to $100,000 per year. Ronit Rubin, a member of our board of directors, serves as a Co-CEO of AllCloud.

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On August 13, 2025, the Company entered into a revised Director Appointment and Service Agreement with Jackson Schneider. Under the revised agreement, Mr. Schneider’s annual fee for service on the board of directors will increase from $80,000 to $120,000, which will be paid on a monthly basis in equal installments, and the Company will recommend that the board of directors grant Mr. Schneider options to purchase a total of 50,000 shares of common stock, at an exercise price per share that will be determined at the sole discretion of the Board and shall be subject to provisions of the applicable equity incentive plan under which the options are granted, and vesting over a period of three years. In addition, the revised agreement provides that Mr. Schneider will receive a one-time commission for initiating or facilitating new commercial agreements between the Company and certain pre-approved third parties (“Eligible Customers”), such as major OEMs. The commission is based on actual net revenue generated from these new agreements (“Qualifying Transactions”) and is structured as follows: 2% commission on net revenue up to $250 million, 1.5% commission on net revenue between $250 million and $400 million, and 1% commission on net revenue exceeding $400 million. The list of Eligible Customers is to be mutually agreed upon and updated quarterly in writing. Commissions are paid within 30 days after the Company receives the applicable net revenue, which is defined as actual revenue received and recognized by the Company, less third-party costs, applicable taxes and any conditional payments until such conditions are satisfied. No commission is payable if a Qualifying Transaction is cancelled, and any previously paid commission must be refunded. “Qualifying Transactions” are defined as new (not follow-on) commercial agreements for Company products, resulting solely from Mr. Schneider’ efforts.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and named executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Nevada law against certain liabilities that may arise by reason of their service to us, and, subject to certain exceptions and repayment conditions, to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

The audit committee is responsible for approving or ratifying related person transactions pursuant to our related person transaction approval policy contained in the audit committee charter. In reviewing and approving any such related person transactions, the audit committee shall consider all relevant facts and circumstances, including whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The audit committee shall have the authority to establish guidelines for related person transactions and intercompany arrangements where it deems it to be appropriate.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at Suite 7A, Industrial Park, P.O. Box 3030, Omer, Israel 8496500 in writing not later than                        .

Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws.  Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than August 4, 2026 and no later than September 3, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 30 days after               , then our Secretary must receive such written notice not earlier than 120 days prior to the 2026 Annual Meeting and not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

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For the 2026 Annual Meeting of Stockholders, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the preceding year’s annual meeting. For any such director nominee to be included on our proxy card for the 2026 Annual Meeting of Stockholders, notice must be received no later than October 3, 2026. Please note that the notice requirement under Rule 14a-19 is in addition to any applicable notice requirements under any advance notice provisions of our Bylaws, as may be amended.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

ODYSIGHT.AI’s ANNUAL REPORT ON FORM 10-K

A copy of Odysight.ai’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on October 9, 2025 without charge upon written request addressed to:

Odysight.ai Inc.

Attention: Secretary

Suite 7A, Industrial Park

P.O. Box 3030

Omer, Israel 8496500

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at www.odysight.ai.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

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Appendix A

Section 5.1 of the Odysight.ai Inc. 2024 Share Incentive Plan is hereby amended by replacing Section 5.1 with the following sentence:

“5.1. The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be 1,888,263 authorized but unissued Shares (except and as adjusted pursuant to Section 14.1 of this Plan), or such other number as the Board may determine from time to time (without the need to amend the Plan in case of such determination).”

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Odysight AI

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79926-P38169

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ODYSIGHT.AI INC.

The Board of Directors recommends you vote FOR each of the following directors:

Nominees:	For	Withhold
1a. Carlo Papa	☐	☐
1b. Nir Nimrodi	☐	☐
1c. Zeev Vurembrand	☐	☐

The Board of Directors recommends you vote FOR proposal 2:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation paid to our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote for 3 YEARS on proposal 3:

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V79927-P38169

ODYSIGHT.AI INC.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 2, 2025 10:00 AM EDT / 5:00 PM IDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Odysight.ai Inc. hereby appoint(s) Einav Brenner and Tanya Yosef, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Odysight.ai Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT / 5:00 PM IDT, on Tuesday, December 2, 2025, at the offices of the Company, 12 Abba Hillel Silver Road, Sasson Hugi Tower, Ramat Gan, Israel 5250606, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (z) on such other business as may properly be brought before the meeting or any continuation, adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR proposals 1, 2, 4, 5 and for 3 YEARS on proposal 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE